UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 29, 2009
Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Headquarters
1600 Technology Way
P.O. Box 231
Latrobe, Pennsylvania	15650-0231
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (724) 539-5000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Item 2.02 Results of Operations and Financial Condition
On October 29, 2009, Kennametal Inc. (Kennametal or the Company) issued an earnings announcement for its fiscal first quarter ended September 30, 2009.
The press release contains certain non-generally accepted accounting principles (GAAP) financial measures. The following GAAP financial measures have been presented on an adjusted basis: gross profit, operating expense, operating (loss) income, Metalworking Sales and Services Group (MSSG) operating income (loss) and margin, Advanced Materials Solutions Group (AMSG) operating income and margin, (loss) income from continuing operations, (loss) income from continuing operations before income taxes, (benefit) provision for income taxes, effective tax rate, net (loss) income and diluted (loss) earnings per share. Adjustments include: (1) restructuring and related charges for the three months ended September 30, 2009 and 2008, respectively, and (2) divestiture related charges for the three months ended September 30, 2009. Management adjusts for these items in measuring and compensating internal performance and to more easily compare the Company’s financial performance period-to-period. The press release also contains free operating cash flow, which is also a non-GAAP measure as defined below.
Management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current period and past periods. Management believes that investors should have available the same information that management uses to assess operating performance, determine compensation and assess the capital structure of the Company. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.
Free Operating Cash Flow
Free operating cash flow is a non-GAAP financial measure and is defined by the Company as cash provided by operations (which is the most directly comparable GAAP measure) less capital expenditures plus proceeds from disposals of fixed assets. Management considers free operating cash flow to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for dividends, debt repayment, strategic initiatives (such as acquisitions), and other investing and financing activities.
A copy of the Company’s earnings announcement is furnished under Exhibit 99.1 attached hereto. Reconciliations of the above non-GAAP financial measures are included in the earnings announcement.
Additionally, during our quarterly earnings teleconference we may use various non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.
Adjusted EBIT
EBIT is an acronym for Earnings Before Interest and Taxes and is a non-GAAP financial measure. The most directly comparable GAAP measure is net income. However, we believe that EBIT is widely used as a measure of operating performance and we believe EBIT to be an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining operating performance or cash generation that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBIT for net income attributable to noncontrolling interests, interest income, pre-tax expense (income) from discontinued operations and special items. Management uses this information in reviewing operating performance and in determining compensation.
Primary Working Capital
Primary working capital is a non-GAAP financial measure and is defined as the sum of accounts receivable and inventories, minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal’s performance in managing certain assets and liabilities controllable at the business unit level and it is used as such for internal performance measurement.

Debt to Capital
Debt to capital is a non-GAAP financial measure and is defined by Kennametal as total debt divided by the sum of total Kennametal shareowners’ equity plus noncontrolling interest plus total debt. The most directly comparable GAAP measure is debt to equity, which is defined as total debt divided by shareowners’ equity. Management believes that debt to capital provides additional insight into the underlying capital structuring and performance of the Company.
ADJUSTED EBIT (UNAUDITED)

	Three Months Ended
	September 30,
(in thousands, except percents)	2009	2008

Net (loss) income, as reported	$(9,817)	$35,467
Net (loss) income as a percent of sales	(2.4%)	5.5%
Add back (deduct):
Interest expense	6,371	7,083
Tax (benefit) expense	(5,129)	8,377
Tax (benefit) expense on discontinued operations	(843)	127

EBIT	(9,418)	51,054
Additional adjustments:
Net income attributable to noncontrolling interests	629	785
Interest income	(395)	(2,003)
Pre-tax expense (income) from discontinued operations	135	(582)
Special Items:
Restructuring and related charges	8,549	9,145
Divestiture related charges	2,075	—

Adjusted EBIT	$1,575	$58,399

Adjusted EBIT as a percent of sales	0.4%	9.1%

PRIMARY WORKING CAPITAL (UNAUDITED)

	September 30,	June 30,
(in thousands)	2009	2009

Current assets	$884,406	$875,904
Current liabilities	386,721	378,969

Working capital in accordance with GAAP	$497,685	$496,935

Excluding items:
Cash and cash equivalents	(105,099)	(69,823)
Other current assets	(121,298)	(145,798)

Total excluded current assets	(226,397)	(215,621)

Adjusted current assets	658,009	660,283

Current maturities of long-term debt and capital leases, including notes payable	(42,381)	(49,365)
Other current liabilities	(253,500)	(242,428)

Total excluded current liabilities	(295,881)	(291,793)

Adjusted current liabilities	90,840	87,176

Primary working capital	$567,169	$573,107

DEBT TO CAPITAL (UNAUDITED)

	September 30,	June 30,
(in thousands, except percents)	2009	2009

Total debt	$367,359	$485,957
Kennametal shareowners’ equity	1,379,702	1,247,443

Debt to equity, GAAP	26.6%	39.0%

Total debt	$367,359	$485,957
Kennametal shareowners’ equity	1,379,702	1,247,443
Noncontrolling interests	21,057	20,012

Total capital	$1,768,118	$1,753,412

Debt to capital	20.8%	27.7%

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

99.1	Fiscal 2010 First Quarter Earnings Announcement

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.
Date: October 29, 2009	By:	/s/ Wayne D. Moser
Wayne D. Moser
Vice President Finance and Corporate Controller